Exhibit 10.13

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”), dated as of March 30, 2026, among the Initial Borrower, each Lender party to the Credit Agreement as of the date hereof, each Specified Swap Counterparty party to the Credit Agreement as of the date hereof, and the Administrative Agent, which amends that certain Credit Agreement (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of March 12, 2026 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby, the “Credit Agreement”), dated as of February 11, 2026, among NSCALE SERVICES UK LTD, a private limited company incorporated in England and Wales with registered number 16445102, as Initial Borrower, the other Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, GLOBAL LOAN AGENCY SERVICES LIMITED, as Administrative Agent, GLAS TRUST CORPORATION LIMITED, as Collateral Agent and the other parties from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Existing Credit Agreement.

WHEREAS, Section 9.08(b)(vi) of the Existing Credit Agreement permits the Administrative Agent, the Initial Borrower and each Lender to amend the requirements of Section 4.02 and Section 5.02 of the Existing Credit Agreement.

WHEREAS, Section 9.08(b) of the Existing Credit Agreement permits the Administrative Agent, the Initial Borrower, the Required Lenders and each Specified Swap Counterparty to amend Section 8.01 of the Existing Credit Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. The Existing Credit Agreement is hereby amended pursuant to Section 9.08(b)(vi) of the Existing Credit Agreement to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following examples: double-underlined text or double-underlined text) as follows:

(a)
Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the definition of “Cyber Liability Insurance Policies” in appropriate alphabetical order therein as follows:

““Cyber Liability Insurance Policies” shall mean those certain insurance policies described in greater detail in Schedule 5.02, identified therein as “Cyber and Tech E&O – Primary Layer”, “Cyber and Tech E&O – 1st Excess Layer” and “Cyber and Tech E&O – 2nd Excess Layer”, with Policy Numbers B0509CYBLO2550490, B0509CYBLO2550508, and B0509CYBLO2550543, respectively, together with any other policy of insurance maintained by any Loan Party providing coverage primarily for cyber, technology, network security, data privacy or information security risks, including any policy commonly referred to as cyber liability, network security liability or privacy liability insurance.”

(b)
Section 4.02(e) of the Existing Credit Agreement is hereby amended as follows:

“(e) The Administrative Agent shall have customary insurance policies required pursuant to Section 5.02 and Schedule 5.02, along with (x) endorsements naming the Collateral Agent as an additional insured with respect to all liability policies maintained by any Loan Party and as first loss payee with respect to the assets of any Loan Party under the applicable insurance policies, in each case, other than any Cyber Liability Insurance Policies; and (y) endorsements naming the Collateral Agent as an interested party with respect to each such Cyber Liability Insurance Policy; and a certification from Initial Borrower ~~and each of the Subsidiary Guarantors~~ that (i) each of Initial Borrower and any Subsidiary Guarantor has obtained all insurance policies required to be obtained and maintained by Initial Borrower and any Subsidiary Guarantor under the Loan Documents as of the Closing Date, (ii) all such insurance policies are in full force and effect and all premiums then due thereon have been paid in full and (iii) such insurance policies comply with Section 5.02 and Schedule 5.02.”

(c)
Section 5.02(a) of the Existing Credit Agreement is hereby amended as follows:

“(a) Maintain or cause to be effected and maintained, in full force and effect, with financially sound and reputable insurance companies, insurance with respect to all of its properties and business at all times in such amounts, with deductibles and covering such risks as such Loan Party, in the good faith judgment of its management, determines to be prudent and in any case substantially consistent with the type, scope and amounts set forth on Schedule 5.02 (adjusted to take into account any Acquisition after the Signing Date). Each such policy of insurance other than any Cyber Liability Insurance Policy shall (i) name the Collateral Agent, on behalf of the Secured Parties as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Collateral Agent, on behalf of the Secured Parties as the loss payee thereunder. Each Cyber Liability Insurance Policy shall name the Collateral Agent as an interested party with respect thereto.”

(d)
Section 8.01(d) of the Existing Credit Agreement is hereby amended as follows:

“(d) For the purposes of any Security Document governed by Portuguese law and the Portuguese law governed Liens granted thereunder, each of the Agents ~~and~~, each of the Lenders and each Specified Swap Counterparty (by its execution of this Agreement or a Secured Swap Agreement) hereby also appoints the Collateral Agent (and the Initial Borrower and the Portuguese Subsidiary Guarantor acknowledge the appointment of the Collateral Agent) to act on behalf and for the benefit of the Agents ~~and~~, Lenders and Specified Swap Counterparties (including, in particular, in accordance with, inter alia, art. 1180 et seq. of the Portuguese Civil Code) in connection with the execution of that Security Document and the administration and realisation of the Portuguese law Liens granted thereunder. The Collateral Agent accepts such appointment. The Collateral Agent shall further be a joint and several creditor ("credor solidário") in accordance with, inter alia, Article 528 of the Portuguese Civil Code, together with the Agents ~~and~~, the Lenders and the Specified Swap Counterparties, in relation to any and all liabilities towards such Agents ~~and~~, Lenders and Specified Swap Counterparties, and may demand performance of the Obligations as principal and as joint and several creditor. Each Lender ~~and~~, Agent and Specified Swap Counterparty authorizes the Collateral Agent, for the purposes of this clause (d) and in accordance with Article 261 of the Portuguese Civil Code, to enter into agreements with itself (negócios consigo mesmo), either on its own behalf or on behalf of any third parties, or with any entity in which it has or may have an interest.”

Section 2. This Agreement shall become effective (the “Effective Date”) upon the execution and delivery of this Agreement by the Initial Borrower, each Lender party to the Existing Credit Agreement, each Specified Swap Counterparty party to the Existing Credit Agreement, and the Administrative Agent.

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Section 3. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender, Loan Party, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document. The parties hereto acknowledge and agree that the amendment of the Existing Credit Agreement pursuant to this Agreement shall not constitute a novation of the Existing Credit Agreement. From and after the Effective Date, all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Agreement. The Initial Borrower confirms (on behalf of itself and the other Loan Parties) that all obligations of each Loan Party under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement. Without limitation of the foregoing, the Initial Borrower hereby confirms (on behalf of itself and the other Loan Parties) that the indemnification obligations set forth in Section 9.05 of the Credit Agreement shall apply with respect to the execution and delivery of this Agreement.

Section 4. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The words “execution,” “signed,” “signature” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act

Section 5. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

Section 6. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, nothing herein shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Initial Borrower, any other Loan Party or their respective properties in the courts of any jurisdiction.

Section 7. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 6 hereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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Section 8. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.15 of the Credit Agreement. Nothing herein will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

Section 10. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement.

Section 11. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NSCALE SERVICES UK LTD,
as Initial Borrower

By:	/s/ Ron Huisman
Name: Ron Huisman
Title: CAO / Director

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

GLOBAL LOAN AGENCY SERVICES LIMITED,
as Administrative Agent

By:	/s/ Amy Weldon
Name: Amy Weldon
Title: Senior Transaction Manager

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS

SPC OPPS HOLDINGS S.a.r.l

By:	/s/ Michael E. Rettagliata_
Name: Michael E. Rettagliata
Title: Director

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

EACH LENDER LISTED IN ANNEX A1,
as Lender
By: Pacific Investment Management Company LLC,
as investment manager or adviser

By:	/s/ Bryan Tsu
Name: Bryan Tsu
Title: Managing Director

1 The obligations arising out of this Agreement are several and not joint with respect to each Lender, in accordance with its proportionate interest hereunder, and the parties agree not to proceed against any Lender for the obligations of another. To the extent a Lender is a registered investment company (“Trust”) or a series thereof, a copy of the Declaration of Trust of such Trust is on file with the Secretary of State of The Commonwealth of Massachusetts or Secretary of State of the State of Delaware. The obligations of or arising out of this Agreement are not binding upon any of such Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this Agreement is executed by or on behalf of a Trust on behalf of one or more series of the Trust, the assets and liabilities of each series of the Trust are separate and distinct and the obligations of or arising out of this Agreement are binding solely upon the assets or property of the series on whose behalf this Agreement is executed. If this Agreement is being executed on behalf of more than one series of a Trust, the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties agree not to proceed against any series for the obligations of another.

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

Annex A
PIMCO Income Strategy Fund
PIMCO Dynamic Income Strategy Fund
PIMCO Corporate & Income Opportunity Fund
PIMCO High Income Fund
PIMCO Income Strategy Fund II
PIMCO Corporate & Income Strategy Fund
PIMCO Access Income Fund
PIMCO Dynamic Income Opportunities Fund
PIMCO Flexible Credit Income Fund
PIMCO Dynamic Income Fund
DPC Colca S.à r.l.
DCSV PCLF – Compartment
PIF Sloane S.à r.l.
PDLF-PS Yuka S.à r.l.
SFI S Sulu S.à r.l.
DCSV SpecFin CE – Compartment
ABF Meribel S.à r.l.
DCSV PCL – Compartment
DCSV Horseshoe - Compartment
DCSV DISCO II - Compartment
PIMCO ETF Trust: PIMCO Active Bond Exchange-Traded Fund
PIMCO Funds: PIMCO Income Fund
PIMCO Funds: PIMCO Low Duration Income Fund
PIMCO Funds: PIMCO Total Return Fund
PIMCO Funds: PIMCO Investment Grade Credit Bond Fund
PIMCO ETF Trust: PIMCO Multisector Bond Active Exchange-Traded Fund
PIMCO FUNDS - PIMCO Long Duration Credit Bond Portfolio
PIMCO Funds: PIMCO High Yield Fund
PIMCO Funds: PIMCO International Bond Fund (U.S. Dollar-Hedged)

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS

ABN AMRO BANK N.V.

By:	/s/ Timo Buijs
Name: Timo Buijs
Title: Executive Director, Project & Infrastructure Finance

By:	/s/ Michael Lodeqijk Borms
Name: Michael Lodewijk Borms
Title: Head of Project & Infrastructure Finance

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS

BLUE OWL CAPITAL CORPORATION
By: Blue Owl Credit Advisors LLC, is Investment Advisor

By:	/s/ Jon ten Oever
Name: Jon ten Oever
Title: Authorized Signatory

BLUE OWL CREDIT INCOME CORP.
By: Blue Owl Credit Advisors LLC, is Investment Advisor

By:	/s/ Jon ten Oever
Name: Jon ten Oever
Title: Authorized Signatory

BLUE OWL TECHNOLOGY FINANCE CORP.
By: Blue Owl Technology Credit Advisors LLC, is Investment Advisor

By:	/s/ Jon ten Oever
Name: Jon ten Oever
Title: Authorized Signatory

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS

NJORDX HOLDINGS DAC

By:	/s/ Mary Munroe
Name: Mary Munroe
Title: Director

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS

NB SF CANADA INVESTORS 2021-1 LP

NBSF Canada Investors 2021-1 Associates LP Its: General Partner

By: NBSD Canada Investors 2021-1 GP LLC
Its: General Partner

By:	/s/ Zhengyuan Lu
Name: Zhengyuan Lu
Title: Managing Director

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS

STONEPEAK INFRASTRUCTURE CREDIT FUND I LP
By: STONEPEAK CREDIT ASSOCIATES LLC, its general partner

By:	/s/ Ryan Roberge
Name: Ryan Roberge
Title: Senior Managing Director

HUDSON WATERFRONT CREDIT SPV I LP
By: Hudson Waterfront Credit SPV I GP LLC, its general partner

By:	/s/ Ryan Roberge
Name: Ryan Roberge
Title: Senior Managing Director

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS

VIOLA CREDIT ALF III (UK) LIMITED

By:	/s/ Ido Vigdor
Name: Ido Vigdor
Title: General Partner

By:	/s/ Neha Mittal
Name: Neha Mittal
Title: Head of Europe

VIOLA CREDIT ALF III (U) (UK) LIMITED

By:	/s/ Ido Vigdor
Name: Ido Vigdor
Title: General Partner

By:	/s/ Neha Mittal
Name: Neha Mittal
Title: Head of Europe

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

LENDERS

ABU DHABI COMMERCIAL BANK P.J.S.C.

By:	/s/ Ludovic Nobili
Name: Ludovic Nobili

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]

GOLDMAN SACHS INTERNATIONAL, as Specified Swap Counterparty

By:	/s/ Jonathan Crawford
Name: Jonathan Crawford
Title: Managing Director

[Nscale GPU Financing – Signature Page to Amendment No. 2 to Credit Agreement]